UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

PIKE ELECTRIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pike Way Mount Airy, NC	27030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 3, 2009, Pike Electric Corporation (“Pike Electric”) issued a press release announcing its financial results for its second fiscal quarter ended December 31, 2008. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such Section, nor deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, the Company entered into annual cash incentive award agreements (the “Agreements”) on September 29, 2008, with each of J. Eric Pike, Anthony K. Slater, Audie G. Simmons, James R. Fox and Jimmy Hicks (collectively, the “Executives”). On February 2, 2009, the Executives voluntarily forfeited any award to which they may have been entitled under the Agreements and agreed with the Company to terminate the Agreements, all pursuant to the form of forfeiture agreement attached as Exhibit 10.1. A press release reporting the forfeiture of such awards is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

10.1*	Form of Forfeiture and Termination Agreement

99.1	Press Release of Pike Electric Corporation issued on February 3, 2009, relating to Financial Results for its Second Quarter ended December 31, 2008.

99.2	Press Release of Pike Electric Corporation issued on February 3, 2009, relating to Forfeiture of Annual Incentive Awards

* Management contract or compensatory plan or arrangement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: February 3, 2009

By: /s/ Anthony K. Slater
Name: Anthony K. Slater
Title: Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
February 3, 2009	1-32582

PIKE ELECTRIC CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1*	Form of Forfeiture and Termination Agreement

99.1	Press Release of Pike Electric Corporation issued on February 3, 2009, relating to Financial Results for its Second Quarter ended December 31, 2008.

99.2	Press Release of Pike Electric Corporation issued on February 3, 2009, relating to Forfeiture of Annual Incentive Awards

* Management contract or compensatory plan or arrangement.